UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2005

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
(Exact name of registrant as specified in its charter)

TX	33-75758	75-2533518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8080 North Central Expressway, Suite 210, LB-59, Dallas, TX 75219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 891-8294

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Renaissance Capital Growth & Income Fund III, Inc. (“Renaissance”) announced that the Securities and Exchange Commission approved a settlement with RENN Capital Group, Inc. (“RENN”), investment adviser to Renaissance, with respect to the calculation of advisory fees paid to RENN by Renaissance.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99.1 Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions and Cease-and-Desist Order Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, dated December 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

December 6, 2005                        /s/ Russell Cleveland
(Date)                                   Russell Cleveland, President

Exhibit Index

Exhibit Number	Description
99.1
Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions and Cease-and-Desist Order Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, dated December 1, 2005.